UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2026

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (501) 205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

Note Purchase Agreement

The information provided in Item 2.03 is hereby incorporated by reference.

Securities Purchase Agreement

On June 30, 2026, Inuvo, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company agreed to issue and sell to such investor in a registered direct offering an aggregate of 1,631,121 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, at a purchase price of $1.00 per share, and in lieu of shares of common stock to the Investor that so chose, pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,337,693 shares of Common Stock (the “Pre-Funded Warrant Shares,” and together the Shares and the Pre-Funded Warrants, the “Registered Securities”), at an offering price of $0.9990 per Pre-Funded Warrant to purchase one Pre-Funded Warrant Share.

Pursuant to the Purchase Agreement, the Company also agreed to issue and sell to such Investor, in a concurrent private placement, (1) Class A Common Stock Purchase Warrants (the “Class A Warrants”) to purchase up to 2,968,814 shares of Common Stock (the “Class A Warrants Shares”), and Class B Common Stock Purchase Warrants (the “Class B Warrants” and, collectively, with the Class A Warrants the “Common Warrants”) to purchase 2,968,814 shares of Common Stock (the “Class B Warrants Shares” and, collectively, with the Class A Warrants Shares, the “Common Warrants Shares”). The Common Warrants have an exercise price of $1.28 per share and will be exercisable on the six (6) month anniversary of the date of issuance of such Common Warrants until the applicable expiration date. The Class A Warrants will have an expiration date five (5) years following issuance, and the Class B Warrants will have an expiration date one (1) year following issuance.

The Registered Securities were offered by the Company pursuant to its shelf registration statement on Form S-3 (File No. 333-277878), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 1, 2024, the base prospectus contained therein, and prospectus supplement thereto dated June 30, 2026, in the form filed by the Company with the SEC (the “Registered Offering”).

The Registered Offering and concurrent private placement (collectively, the “Offerings”) are expected to close on or about July 1, 2026 (the “Closing Date”), subject to the satisfaction of customary closing conditions.

The gross proceeds to the Company from the Offerings are expected to be approximately $2.97 million, before deducting placement agent commissions and other offering expenses.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Company has agreed to file a registration statement providing for the resale of the Common Warrants Shares within thirty (30) calendar days of the Closing Date and to use commercially reasonable efforts to cause such registration statement to become effective within forty-five (45) days (or ninety (90) days in the event of a “full review” by the SEC) and to keep such registration statement effective at all times until the time that the Investor no longer owns any Common Warrants, or Common Warrants Shares.

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Placement Agency Agreement

In connection with the Offerings, the Company also entered into a placement agency agreement, dated June 30, 2026 (the “Placement Agency Agreement”), with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), pursuant to which the Company agreed to pay the Placement Agent a cash fee equal to 6.0% of the aggregate gross proceeds of the Offerings, and reimburse the Placement Agent for certain expenses and legal fees. The Company also agreed to issue to the Placement Agent warrants (the “Placement Agent Warrants”) to purchase shares of Common Stock (the “Placement Agent Warrant Shares”), equal to 5.0% of the aggregate number of shares of Common Stock issued in the Offerings. The Placement Agent Warrants will have substantially the same terms as the Common Warrants being offered in the concurrent private placement, except that the Placement Agent Warrants shall have an exercise price that is 125% of the public offering price per share and expire three years from the commencement of the sales pursuant to the Offerings. The Placement Agency Agreement also includes customary indemnification and contribution provisions in favor of the Placement Agent.

The foregoing descriptions of the Purchase Agreement, Pre-Funded Warrants, Common Warrants, Placement Agency Agreement, and Placement Agent Warrants are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 4.1, 4.2, 4.3, 10.2, and 4.4 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

A copy of the legal opinion and consent of Porter Wright Morris & Arthur LLP relating to the Shares and the Pre-Funded Warrant Shares is attached hereto as Exhibit 5.1.

Extension Amendment to Google Services Agreement

On June 30, 2026, Vertro, Inc. (“Vertro”), a wholly-owned subsidiary of the Company, entered into an Extension Amendment (the “Amendment”), effective as of July 1, 2026, to the Google Services Agreement between Vertro and Google LLC, effective January 1, 2024 (as amended, the “Agreement”). The Amendment modifies the terms of the Agreement by extending the term for three additional months from the then current expiration date. The new expiration date of the Agreement is July 31, 2026.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

The information provided in Item 2.03 is hereby incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 29, 2026, the Company entered into and closed a note purchase agreement (the “Note Purchase Agreement”) with Streeterville Capital, LLC (the “Lender”), which provided for the issuance of two secured promissory notes: (i) a Secured Promissory Note A-1 in the original principal amount of $4.142 million (the “A-1 Note”) and (ii) a Secured Promissory Note B in the original principal amount of $6.2 million (the “B Note”, and together with the A-1 Note, the “Notes”). The A-1 Note carries an interest rate of 9.0% and an original issue discount of $342,000. The B Note carries an interest rate of 5% with no original issue discount.

The aggregate gross proceeds to the Company from the promissory notes were $10 million, of which $6.2 million was deposited into an account at Lakeside Bank owned by the Company’s newly formed wholly-owned subsidiary, INUV Holdings, LLC, a Utah limited liability company (“INUV Sub”), to be held pursuant to a Deposit Account Control Agreement entered into among INUV Sub, the Lender, and Lakeside Bank (the “DACA”). Upon the completion of the registered direct offering described in Item 1.01, $1.2 million may be exchanged, less original issuance discount fees, into an additional A Note, and the remaining to be exchanged into A Notes upon compliance with terms of the financing. The $3.8 million in funds from the A-1 note were used to retire the Company’s outstanding convertible promissory notes, including accrued interest totaling approximately $2.8 million, and replace them with longer-term financing. In addition, the transaction also repaid and terminated the Company’s receivables-based credit facility. As of July 1, 2026, the Company has no outstanding convertible debt and no amounts outstanding under its prior receivables-based credit facility and has terminated the Financing and Security Agreement, by and among the Company, SLR Digital Finance LLC, and each of the Company’s subsidiaries. The Company intends to use the remaining net proceeds for working capital and general corporate purposes.

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Each time the aggregate outstanding balance of all A Notes is reduced by $2 million, subject to certain conditions, the Company will have the right to exchange $1 million (or such other amount as the parties mutually agree) of the B Note for a new secured note in the same form as the A-1 Note (each, a “Note Exchange”) pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). Notwithstanding the foregoing 2-to-1 formula, upon mutual consent of the Lender and the Company, any agreed-upon amount of the B Note may be exchanged from time to time into a corresponding new A-1 Note. Each additional note issued pursuant to a Note Exchange will have the same maturity date, interest rate, OID percentage, and other economic and other terms as the A-1 Note. Upon completion of a Note Exchange, an amount equal to the portion of the outstanding balance of the B Note exchanged for the applicable A Note will be released from the deposit account under the DACA and transferred to the Company’s operating account.

Ladenburg Thalmann & Co. Inc. also served as placement agent for the transaction contemplated in the Note Purchase Agreement. The Company agreed to pay the Placement Agent a cash fee equal to 6.0% of the aggregate gross proceeds upon issuance of the A-1 Note, a cash fee equal to 6% of any cash released from the deposit account established in connection with the placement of the B Note under the DACA to any operating account of the Company and reimbursed the Placement Agent for certain expenses and legal fees.

The principal amount of the A‑1 Note is due twenty‑four (24) months following the date of issuance (the “A-1 Maturity Date”). Interest under the A‑1 Note accrues at a rate of 9.00% per annum, calculated on a 360‑day year and compounding daily. The A‑1 Note can be prepaid in whole or in part at any time, without any prepayment premium or penalty. Beginning nine months after the closing date, the Lender may redeem up to $750,000 per calendar month plus make‑whole interest calculated as if such amount had been held to the A-1 Maturity Date (a “Monthly Redemption”). Beginning six months after the closing date, the Lender may redeem up to the Maximum Limited Redemption Amount (as defined in the A-1 Note that equals to 8% of the applicable cumulative dollar trading volume plus make‑whole interest) of the cumulative daily dollar trading volume of the Company’s common shares (a “Limited Redemption”), in the event the Common Shares trade at a price that is at least 10% greater than the NYSE Minimum Price (a “Limited Redemption Event”). The Lender may effect a Limited Redemption during the five Trading Day period following such Limited Redemption Event (the “Limited Redemption Window”). The applicable Monthly Redemption amount is due and payable in cash within two trading days of the Company’s receipt of a redemption notice from the Lender. The applicable Limited Redemption amount is due and payable in cash within two trading days of the Company's receipt of a redemption notice from the Lender.

The principal amount of the B Note is due twenty‑four (24) months following the date of issuance (the “B Maturity Date”). Interest under the B Note accrues at a rate of 5.00% per annum. The B Note can be prepaid in whole or in part at any time, without any prepayment premium or penalty. The B Note does not include Monthly Redemption right but does include Limited Redemption rights and the Note Exchange right described above where amounts outstanding under the B Note may be reduced through permitted exchanges into A-1 Notes and corresponding releases of funds from the deposit account pursuant to the DACA and the Note Purchase Agreement.

Each of the A‑1 Note and B Note contain certain “Major Trigger Events” and “Minor Trigger Events,” as more fully described in the Notes. At any time following the occurrence of a Major Trigger Event or Minor Trigger Event, the Lender may, upon prior written notice to the Company, increase the outstanding balance of the applicable Note by 10% for each Major Trigger Event and 5% for each Minor Trigger Event, subject to the limitations set forth in the A‑1 Note and B Note. If the Company fails to timely cure a Major Trigger Event or Minor Trigger Event following receipt of a written cure demand notice from the Lender, such event will automatically become an “Event of Default,” entitling the Lender to exercise the remedies set forth in the applicable Note, including acceleration of the outstanding balance and the imposition of a default interest rate (an interest rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted under applicable law).

The Company made various customary representations, warranties, and covenants in the Note Purchase Agreement, including obligations relating to SEC reporting, maintenance of its stock exchange listing, restrictions on certain issuances and encumbrances, and other matters as more fully set forth therein.

The Company’s obligations under the Note Purchase Agreement are secured by the DACA, guaranties from the Company’s subsidiaries (the “Guaranty”), a security agreement by the Company granting the Lender a security interest in all of the Company’s assets (the “Security Agreement”), and intellectual property security agreements by the Company and certain of the Company’s subsidiaries granting the Lender a security interest in all of the Company’s and certain Company’s subsidiaries’ intellectual property (collectively, the “IP Agreements”).

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The foregoing descriptions of the Note Purchase Agreement, A-1 Note, B Note, Security Agreement and Guaranty do not purport to be complete and are qualified in entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Common Warrants, Common Warrants Shares, Placement Agent Warrants, and Placement Agent Warrant Shares is incorporated herein by reference.

The Common Warrants and the Placement Agent Warrants will be issued in a private placement pursuant to the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) thereof as transactions not involving a public offering and/or Rule 506 promulgated thereunder as sales to accredited investors. The Common Warrants Shares, and Placement Agent Warrant Shares have not been registered under the Securities Act and will be issued, if at all, pursuant to the same exemption.

Item 8.01 Other Events.

On June 30, 2026, the Company issued a press release announcing the pricing of the Offerings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward- Looking Statements This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and Private Securities Litigation Reform Act, as amended, including those relating to the expected consummation of the Offering and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Class A Common Warrant.
4.2	Form of Class B Common Warrant.
4.3	Form of Pre-Funded Warrant.
4.4	Form of Placement Agent Warrant.
5.1	Opinion of Porter Wright Morris & Arthur LLP, dated July 1, 2026.
10.1	Securities Purchase Agreement, dated June 30, 2026.
10.2	Placement Agency Agreement, dated June 30, 2026.
10.3	Note Purchase Agreement, dated June 29, 2026.
10.4	Secured Promissory Note A-1, dated June 29, 2026.
10.5	Secured Promissory Note B, dated June 29, 2026.
10.6	Guaranty, dated June 29, 2026.
10.7	Security Agreement, dated June 29, 2026.
10.8	Extension Amendment to Google Services Agreement between Vetro, Inc. and Google LLC, dated as of June 30, 2026.
23.1	Consent of Porter Wright Morris & Arthur LLP (included in Exhibit 5.1 above).
99.1	Press Release, dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: July 1, 2026	By:	/s/ Wallace Ruiz
Wallace Ruiz, Chief Financial Officer

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